Exhibit 10.4
                               SERVICING AGREEMENT

                          Dated as of November 21, 2000


                                      among

                             ARBY'S FRANCHISE TRUST,
                                    as Issuer

                                  ARBY'S, INC.,
                                 as the Servicer

                                       and

             BNY MIDWEST TRUST COMPANY, A BANK OF NEW YORK COMPANY,
                              as Indenture Trustee

                                TABLE OF CONTENTS

                                                                    Page

ARTICLE 1 DEFINITIONS.............................................
          SECTION 1.1  Certain Definitions........................
          SECTION 1.2  Other Defined Terms........................
          SECTION 1.3  Other Terms................................
          SECTION 1.4  Computation of Time Periods................

ARTICLE 2 ADMINISTRATION AND SERVICING OF FRANCHISE ASSETS.
          SECTION 2.1  The Servicer to Act as the Servicer........
          SECTION 2.2 Collection of Franchisee Payments and Remittances; Lock-Box Accounts; Collection
                       Account....................................
          SECTION 2.3  Records....................................
          SECTION 2.4  Administrative Duties of Servicer..........
          SECTION 2.5  No Offset..................................
          SECTION 2.6  Servicing Compensation.....................
          SECTION 2.7  Indemnification............................
          SECTION 2.8  Nonpetition Covenant.......................
          SECTION 2.9  Consent of Franchisor and Consent to
                       Assignment.................................

ARTICLE 3 STATEMENTS AND REPORTS..................................
          SECTION 3.1  Reporting by the Servicer..................
          SECTION 3.2  Appointment of Independent Accountant......
          SECTION 3.3  Annual Accountants' Reports................
          SECTION 3.4  Available Information......................

ARTICLE 4 THE SERVICER............................................
          SECTION 4.1  Representations and Warranties Concerning
                       the Servicer...............................
          SECTION 4.2  Existence; Status as the Servicer..........
          SECTION 4.3  Performance of Obligations.................
          SECTION 4.4  Merger; Resignation and Assignment.........
          SECTION 4.5  Certain Covenants of the Servicer..........

ARTICLE 5 DEFAULT.................................................
          SECTION 5.1  Servicer Termination Events.................
          SECTION 5.2  No Effect on Other Parties..................
          SECTION 5.3  Rights Cumulative...........................

ARTICLE 6 MISCELLANEOUS PROVISIONS.................................
          SECTION 6.1  Termination of Agreement....................
          SECTION 6.2  Amendment...................................
          SECTION 6.3  Governing Law...............................
          SECTION 6.4  Notices.....................................
          SECTION 6.5  Severability of Provisions..................
          SECTION 6.6  Delivery Dates..............................
          SECTION 6.7  Binding Effect; Limited Rights of Others....
          SECTION 6.8  Limitation of Liability of Wilmington Trust
                       Company and the Certificateholder...........
         SECTION 6.9  Article and Section Headings.................
         SECTION 6.10 Concerning the Indenture Trustee.............
         SECTION 6.11 Counterparts.................................

         EXHIBIT A  -   Duties of the Servicer
         EXHIBIT B  -   Monthly Servicer's Certificate
         EXHIBIT C  -   Quarterly Servicer's Certificate

                  SERVICING AGREEMENT, dated as of November 21, 2000 (the "Agreement"), by and among ARBY'S FRANCHISE TRUST, a Delaware statutory business trust (herein, together with its successors and assigns, called the "Issuer"), ARBY'S, INC., a Delaware corporation (herein, together with its successors and assigns, collectively called "Arby's" or the "Servicer"), and BNY Midwest Trust Company, a Bank of New York Company, an Illinois banking corporation, as indenture trustee (the "Indenture Trustee").

                              PRELIMINARY STATEMENT

                  WHEREAS, the Issuer has entered into an Indenture (the "Indenture"), dated as of the date of this Agreement, with the Indenture Trustee and Ambac Assurance Corporation, a Wisconsin stock insurance corporation (the "Insurer"), pursuant to which the Issuer has issued its Notes (the "Notes"), on the terms and in the amounts described therein. Pursuant to the Indenture, as security for the indebtedness represented by the Notes, the Issuer is and will be Granting to the Indenture Trustee on behalf of the Noteholders, a security interest in the Collateral, which includes, among other things, the Franchise Assets, the Issuer's rights under this Agreement, the Collection Account and all proceeds of the foregoing.

                  WHEREAS, pursuant to the Amended and Restated Trust Agreement, dated as of November 21, 2000 (the "Trust Agreement"), between Wilmington Trust Company, a Delaware banking corporation (the "Issuer Trustee"), and Arby's Finance, LLC, a special purpose Delaware limited liability company (the "Certificateholder"), the Issuer has issued a Certificate (the "Certificate") to the Certificateholder evidencing the beneficial interests in the Issuer.

                  WHEREAS, the parties desire to enter into this Agreement to provide, among other things, for the servicing of the Franchise Assets by the Servicer.

                  NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

                  SECTION 1.1 Certain Definitions. For all purposes of this Agreement, capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture. In addition, the following terms shall have the following meanings:

                  "Account   Control   Agreement"   means  the  account  control
agreement among the Servicer, the Indenture Trustee, the Insurer, the Issuer and the Lock Box Bank.

                  "Agreement" has the meaning set forth in the preamble.

                  "American Lock-Box Accounts" means Account # 65546 (Charlotte) and # 840074 (Dallas) at the Lock-Box Bank held in the name of the Issuer, and pledged to the Indenture Trustee.

                  "American Lock-Box Bank" means Bank of America, N.A. or such other bank designated by the Issuer and consented to by the Controlling Party.

                  "American Servicer" means Arby's.

                  "Arby's" has the meaning set forth in the preamble.

                  "Canadian Lock-Box Account" means Account # 00002-1293349 at the Canadian Lock-Box Bank held in the name of Arby's of Canada, Inc. which has been assigned to the Issuer, and pledged to the Indenture Trustee.

                  "Canadian Lock-Box Bank" means Royal Bank of Canada or such other bank designated by the Issuer and consented to by the Controlling Party.

                  "Canadian Servicer" means Arby's of Canada, Inc., an Ontario corporation.

                  "Capital Stock" means, with respect to any Person, (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate or capital stock, including, without limitation, shares of preferred or preference stock of such Person, (ii) all partnership interests (whether general or limited) in such Person, (iii) all membership interests or limited liability company or partnership interests in such Person, and (iv) all other equity ownership interests in such Person of any other type.

                  "Closing Date" means November 21, 2000.

                  "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

                  "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Servicer, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

                  "Delinquent Franchisee" means a Franchisee who has not made its Franchisee Payments by the end of the Collection Period in which such Franchisee Payments were due.

                  "Environmental Laws" has the meaning set forth in Section 4.1(k) hereof.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

                  "Franchise Agreement" means a franchise agreement with the Franchisor pursuant to which a Franchisee is licensed to operate an Arby's(R) branded restaurant in the United States subject to the terms and conditions contained therein.

                  "Franchise Assets" has the meaning specified in the Indenture, provided, however, as used herein (other than in Section 4.5(b) hereof or where the term "Franchise Assets" is preceded by the word "Canadian"), "Franchise Asset" shall only refer to "Franchise Assets" located in the United States.

                  "Franchise Document" means each Franchise Agreement, LOA and MDA.

                  "Franchisee"   means  the  Person   identified  as  franchisee
pursuant to a Franchise Agreement.

                  "Franchisor" means, prior to the date hereof, Arby's, Inc., a Delaware corporation, and subsequent to the date hereof, the Issuer.

                  "Independent Accountants" has the meaning set forth in
Section 3.2 hereof.

                  "Insurance Policy" means any insurance policy or policies maintained by a Franchisee in accordance with the requirements of its Franchise Agreement.

                  "Insurance Proceeds" means any amounts received upon settlement of a claim field under an Insurance Policy, net of direct fees, costs (exclusive of overhead) and disbursements incurred in connection with the collection thereof.

                  "LOA" means a License Option Agreement between the Franchisor and an optionee which gives the optionee the right to become a Franchisee with respect to an Arby's(R) branded restaurant located on a specified site within the United States in accordance with the terms and conditions contained therein.

                  "Material  Adverse Effect" shall mean, (i) with respect to the
Servicer, a material adverse effect on (x) its condition, financial or otherwise, (y) its earnings or business affairs, or (z) its ability to own its properties or to conduct its business or to enter into or perform its obligations under the Servicing Agreement, and (ii) with respect to the Trust Estate, a material adverse effect with respect to (A) any material Arby's IP individually or with respect to the Arby's IP taken as a whole, the enforceability of the terms thereof, the likelihood of the payment of the amounts required with respect thereto in accordance with the terms thereof, the value thereof, the transferability or the transfer thereof to the Issuer or the ownership thereof and the security interest in the rights thereto Granted under the License Agreement by the IP Holder or Granted under the terms of the Indenture by the Issuer and (B) the existing and reasonably anticipated future Franchise Assets taken as a whole, the enforceability of the terms thereof, the likelihood of the payment of the amounts required with respect thereto in accordance with the terms thereof, the value thereof, the transferability or the transfer thereof to the Issuer or the ownership thereof and the security interest in the rights thereto Granted under the Indenture by the Issuer. For avoidance of doubt, the fact that the Debt Service Coverage Ratio is then, or would remain, at 1.2x or greater shall not, solely in and of itself, preclude or negate the determination of a Material Adverse Effect in any instance.

                  "MDA" means a Market Development Agreement between the Franchisor and a prospective Franchisee pursuant to which the prospective Franchisee commits to build two or more Arby's(R) branded restaurants within a specified territory in the United States.

                  "Monthly   Servicer's   Certificate"   means  the  certificate
prepared by the Servicer in the form of Exhibit B hereto.

                  "Pension Plan" means a "pension plan," as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multi- employer plan as defined in section 4001(a)(3) of ERISA), and to which the Servicer or any of its subsidiaries or any corporation, trade or business that is, along with the Servicer or any of its subsidiaries, a member of a trade or business that is, along with the Servicer or any of its subsidiaries, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

                  "Permitted Encumbrances" has the meaning specified in the Indenture.

                  "Principal   Reinsurer"  has  the  meaning  specified  in  the
Indenture.

                  "Quarterly  Servicer's   Certificate"  means  the  certificate
prepared by the Servicer in the form of Exhibit C hereto.

                  "Servicing Fee" has the meaning specified in the Indenture.

                  "Servicing Standard" shall mean standards maintained by the Servicer that are at least equal to the standards in place on the Closing Date ("Current Practices") and are conducted in a manner which shall be normal and usual in its Current Practices and to the extent of changed circumstances, practices and technologies, the procedures which the Servicer would use if the Franchise Assets were owned by the Servicer.

                  "Stock Option Plan" means a stock option plan that may be adopted by the Servicer providing for the granting of options to acquire the voting Capital Stock of the Servicer, as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Subsidiary" means, with respect to the Servicer,  a direct or
indirect  subsidiary  of  the  Servicer,  including  any  corporation,   limited
liability company or business trust.

                  "System" means the system of restaurants located in the United States and Canada operated under the Arby's(R) brand concept franchised by Arby's, prior to the Closing Date, and by the Issuer, subsequent to the Closing Date.

                  "Welfare Plan" means a "welfare plan," as such term is defined in section 3(1) of ERISA (other than a multi-employer plan as defined in Section 4001(a)(3) of ERISA).

                  SECTION 1.2  Other Defined Terms.

                  (a) Each term defined in the singular form in Section 1.1 or elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement and each term defined in the plural form in Section 1.1 shall mean the singular thereof when the singular form of such term is used herein.

                  (b) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

                  SECTION 1.3 Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in
Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                  SECTION 1.4 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                    ARTICLE 2

                ADMINISTRATION AND SERVICING OF FRANCHISE ASSETS

                  SECTION 2.1 The Servicer to Act as the Servicer.

                  (a) Engagement of the Servicer. The Servicer is hereby authorized to and shall service and administer the Franchise Assets in accordance with the terms of this Agreement (including Exhibit A hereto) and each related Franchise Document. The Servicer shall have full power and authority, acting alone and subject only to the specific requirements and prohibitions of this Agreement and the Indenture, to do and take any and all actions, or to refrain from taking any such actions, and to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, calculating and compiling information required in connection with any report to be delivered pursuant to this Agreement, and the performance of certain duties related to the Franchise Assets, as contemplated by Exhibit A hereto. Without limiting the generality of the foregoing, but subject to the provisions of the Indenture and this Agreement, including, without limitation, Section 2.9 hereof, the Servicer is hereby authorized and empowered to execute and deliver, in the Servicer's own name or in the name of the Issuer, on behalf of the Issuer and Indenture Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Franchise Assets, including, without limitation, consents to sales, transfers or encumbrances of the Franchise Documents by a Franchisee or assignments and assumptions of the Franchise Assets in accordance with the terms thereof. The Servicer agrees that its servicing of the Franchise Assets shall be carried out as provided in accordance with the Servicing Standard. Additionally, the Servicer agrees to perform its duties and obligations under the Indenture, if any.

                  (b) Actions to Perfect Security Interests. The Servicer shall take all actions that are necessary or desirable to maintain continuous perfection and priority (subject to Permitted Encumbrances) of the Issuer's interest in the Franchise Assets. Without limiting the foregoing, the Servicer shall file or cause to be filed the financing statements on Form UCC-1 and assignments of financing statements on Form UCC-3 required to be filed in connection with each Contribution Agreement relating to the Franchise Assets, the Indenture and the transactions contemplated thereby.

                  (c) Franchisee Insurance. The Servicer acknowledges that to the extent that it is named as a "loss payee" or "additional insured" under any Insurance Policies, it is so named in its capacity as the Servicer, and the Servicer, in accordance with procedures contemplated by Exhibit A, shall promptly remit to the Indenture Trustee for deposit in the Collection Account any Insurance Proceeds received by the Servicer under the Insurance Policies. The Servicer shall use its commercially reasonable efforts to cause the Issuer to be named as "loss payee" under all Insurance Policies at the time of renewal or replacement.

                  (d) Servicer's Insurance. The Servicer agrees to use commercially reasonable efforts to maintain adequate insurance with reputable insurers, to the extent available, including casualty, public liability, fiduciary liability, workers compensation and employment practices liability policies, in at least such forms and amounts and against such risks as were maintained by the Servicer on the Closing Date. Such insurance will cover the Issuer as an additional insured.

                  SECTION 2.2 Collection of Franchisee Payments and Remittances; Lock-Box Accounts; Collection Account.

                  (a) Collection of Payments. The Servicer shall cause the collection of all payments called for under the terms and provisions of each Franchise Document with parties in both the United States and Canada in accordance with the Servicing Standard. The Servicer shall cause all collections to be deposited in the American Lock-Box Accounts or the Canadian Lock-Box Account, as applicable, which, pursuant to the Account Control Agreements or other direction to the American Lock-Box Bank and/or Canadian Lock-Box Bank, shall be swept daily to the Collection Account. In addition to any other customary services which the Servicer may perform, including those set forth in Exhibit A hereto, the Servicer shall perform the following servicing and collection supervision activities:

                         (1) perform, or cause to be performed, standard accounting services, and perform general recordkeeping services, with respect to the Franchise Agreements;

                         (2) respond to any telephone or written inquiries of Franchisees concerning the Franchise Agreements;

                         (3) keep Franchisees informed of the proper place and method for making payments with respect to the Franchise Agreements;

                         (4) contact Franchisees to effect collection and to discourage delinquencies in the payment of monies due under the Franchise Agreements, doing so by any lawful means, including, but not limited to, the following:

                              (i) transmittal of routine past due notices;

                              (ii) preparing and mailing collection letters;

                              (iii) contacting delinquent Franchisees by
                                    telephone to encourage payment;

                              (iv)  transmittal of reminder notices to
                                    delinquent Franchisees; and

                              (v) initiating and pursuing termination or
                                  enforcement actions deemed necessary by the Servicer;

                         (5) report to Franchisees such tax information, if any, as may be required by law;

                         (6) provide written notice to the Indenture Trustee and Controlling Party with respect to any increase in the percentage limit for Advertising Fees and Canadian Advertising Fees as specified in the definitions thereof, and, if requested by either the Controlling Party or the Indenture Trustee, documentation evidencing such increase as may be reasonably requested by the Indenture Trustee or the Controlling Party; and

                         (7) take such other action as may, in the reasonable discretion of the Servicer, be necessary or appropriate to carry out the duties and obligations imposed upon the Servicer pursuant to the terms of this Section 2.2.

                  (b) Deposit of Misdirected Funds; No commingling; Excluded Fees. The Servicer shall promptly remit to the Indenture Trustee for deposit in the Lock-Box Account by the third Business Day immediately following receipt thereof by the Servicer and in the form received, all payments received by the Servicer in respect of the Franchise Assets incorrectly sent to the Servicer by, or on behalf of, a Franchisee. The Servicer shall not commingle with its own assets and shall keep separate, segregated and appropriately marked and identified all Franchise Assets or any property comprising any part of the Trust Estate, and for such time, if any, as such Franchise Assets or property are in the possession or control of the Servicer, the Servicer shall hold the same in trust for the benefit of the Indenture Trustee, the Noteholders (or, following termination of the Indenture, the Issuer and
the   Certificateholder)  and  the  Insurer. Additionally,  the Servicer shall notify the Indenture Trustee in writing of any Misdirected Payments or Excluded Fees deposited into the Collection Account, and arrange for the prompt remittance by the Indenture Trustee of such funds from the Collection Account to the Servicer.

                  SECTION 2.3 Records. The Servicer shall retain all data (including, without limitation, computerized records) relating directly to, or maintained in connection with, the servicing of the Franchise Assets at the address of the Servicer set forth in Section 6.4 or, upon 30 days' notice to the Issuer, the Indenture Trustee and the Insurer, at such other place where the servicing offices of the Servicer are located, and shall give the Indenture Trustee and the Insurer access to all such data at all reasonable times upon reasonable notice, and, while a Servicer Termination Event shall be continuing, the Servicer shall, on demand of the Indenture Trustee, deliver to the Indenture Trustee all data in its possession or under its control (including, without limitation, computerized records) necessary for the servicing of the Franchise Assets. If the rights of the Servicer shall have been terminated in accordance with Section 5.1 or if this Agreement shall have been terminated pursuant to clause (ii) of Section 6.1, the Servicer shall, upon demand of the Indenture Trustee or the Insurer, in the case of a termination pursuant to Section 5.1, or of the Issuer pursuant to clause (ii) of Section 6.1, deliver to the demanding party all data in its possession or under its control (including, without limitation, computerized records) necessary for the servicing of the Franchise Assets. In addition to delivering such data, the Servicer shall, at its expense (or at the expense of the Issuer in the event of termination under clause (ii) of Section 6.1), use its commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the Franchise Assets to the party that will be assuming responsibility for such servicing, including, without limitation, directing Franchisees to remit Franchisee Payments and all other payments in respect of the Franchise Assets to an account or address designated by such new servicer. The provisions of this Section 2.3 shall not require the Servicer to transfer any proprietary material or computer programs unrelated to the servicing of the Franchise Assets.

                  SECTION 2.4 Administrative Duties of Servicer.

                  (a) Duties with Respect to the Transaction Documents. The Servicer shall perform the duties of the Issuer and the Issuer Trustee under the Transaction Documents except for those duties that are (i) to be explicitly performed by the Issuer Trustee under the Trust Agreement and (ii) those duties that are required to be performed by a Delaware trustee pursuant to Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et seq. In furtherance of the foregoing, the Servicer shall consult with the Issuer Trustee as the Servicer deems appropriate regarding the duties of the Issuer and the Issuer Trustee under the Transaction Documents. The Servicer shall monitor the performance of the Issuer and the Issuer Trustee and shall advise the Issuer Trustee when action is necessary to comply with the Issuer's or the Issuer Trustee's duties under the Transaction Documents. The Servicer shall prepare for execution by the Issuer Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Issuer Trustee to prepare, file or deliver pursuant to the Transaction Documents.

                   (b)  Duties with Respect to the Issuer.

                       (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Transaction Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Issuer Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to state and federal securities laws. In accordance with the directions of the Issuer or the Issuer Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Issuer as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Issuer Trustee and are reasonably within the capability of the Servicer.

                       (ii) Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, the Servicer shall be responsible for promptly notifying the Issuer Trustee and the Indenture Trustee in the event that the Servicer has knowledge that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Certificateholder. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Issuer Trustee or the Indenture Trustee pursuant to such provision.

                   (c) Tax Matters. The Servicer shall prepare and file, on behalf of the Issuer, all tax returns, tax elections, financial statements and such annual or other reports of the Issuer as are necessary for the preparation of tax reports as required by the Indenture. All tax returns will be signed by the Servicer on behalf of the Issuer.

                   (d) Records. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer Trustee during normal business hours and upon reasonable Notice.

                   (e) Additional Information to be Furnished to the Issuer. The Servicer shall furnish to the Issuer Trustee from time to time such additional information regarding the Issuer or the Transaction Documents as the Issuer Trustee shall reasonably request.

                  SECTION 2.5 No Offset. The obligations of the Servicer under this Agreement shall not be subject to, and the Servicer hereby waives, any defense, counterclaim or right of offset which the Servicer has or may have against the Issuer, the Indenture Trustee or the Insurer, whether in respect of this Agreement, any Franchise Asset or otherwise.

                  SECTION 2.6 Servicing Compensation. As compensation for the performance of its obligations under this Agreement, the Servicer shall be entitled to receive the Servicing Fee from the Issuer on each Payment Date out of amounts released by the Indenture Trustee from the Collection Account on such Payment Date pursuant to Section 10.03 of the Indenture.

                  SECTION 2.7  Indemnification.

                  (a) The Servicer agrees to indemnify and hold the Issuer, the Insurer, the Principal Reinsurer and the Indenture Trustee (and their respective officers, directors, employees and agents) (each an "Indemnitee") harmless against all claims, losses, penalties, fines, forfeitures, legal fees, and related costs and judgments and other costs, fees and reasonable expenses (collectively, "Liabilities") that any of them may incur because of the failure of the Servicer to perform its duties to service and administer the Franchise Assets in compliance with this Agreement as a result of the Servicer's negligence or willful misconduct. Any Indemnitee which proposes to assert the right to be indemnified under this Section 2.7 will promptly, after receipt of notice of the commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Servicer under this
Section 2.7, notify the Servicer of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In the event that any action, suit or proceeding shall be brought against any Indemnitee and it shall notify the Servicer of the commencement thereof, the Servicer shall be entitled to participate in, and to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee, and after notice from the Servicer to such Indemnitee of its election to assume the defense thereof, the Servicer shall not be liable to such Indemnitee for any legal expenses subsequently incurred by such Indemnitee in connection with the defense thereof except as set forth in the next sentence. The Indemnitee shall have the right to employ its own counsel in any such action the defense of which is assumed by the Servicer in accordance with this subsection (a), but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless the employment of counsel by such Indemnitee has been specifically authorized by the Servicer, or unless there is a conflict of interest with other counsel; provided, that the Insurer and the Principal Reinsurer shall utilize one joint counsel to represent them both in the event that such counsel fees are, pursuant to this sentence, to be paid by the Servicer; provided, further, that in the event that either the Insurer or the Principal Reinsurer determines that the utilization of joint counsel is unacceptable, the Insurer and the Principal Reinsurer may utilize separate counsel and the Principal Reinsurer shall bear the expense of separate counsel that it may choose to retain in connection with such action.

An Indemnitee  shall not settle or compromise any claim covered pursuant to this
Section 2.7 without the prior written consent of the Servicer. The payment obligations of the Servicer under this Section shall survive the termination of this Agreement or the earlier resignation or removal of any party hereto.

                 (b) Notwithstanding the foregoing Section 2.7(a), the Servicer shall not be obligated to make any payments to the Principal Reinsurer (or any of its officers, directors, employees or agents) pursuant to Section 2.7(a) if and to the extent such payments (i) would be in respect of Liabilities incurred by the Insurer and/or the Principal Reinsurer as a result of a payment made under or in respect of the Policy and the reimbursement or recovery thereof to or by the Insurer and/or the Principal Reinsurer, or (ii) would be in respect of Liabilities incurred by the Insurer and the Principal Reinsurer on either a joint or joint and several basis, and such indemnification payments would exceed, by reason of duplication, the amount which the Servicer would be obligated to pay to the Insurer or its officers, directors, employees and agents, without giving effect to any indemnification obligation otherwise owed to the Principal Reinsurer (or any of its officers, directors, employees or agents) pursuant to Section 2.7(a).

                  SECTION 2.8 Nonpetition Covenant. The Servicer shall not, prior to the date that is one year and one day after the payment in full of the Outstanding Principal Amount of the Notes, petition or otherwise invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any Insolvency Law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  SECTION 2.9 Consent of Franchisor and Consent to Assignment. Subject to the Servicing Standard, the Servicer shall have the authority to grant consents of the Franchisor required under the Franchise Assets; provided that the Servicer may only consent to the assignment, renewal, modification or termination of any Franchise Asset and the release of the existing Franchisee if such consent and release is not in conflict with the Servicing Standard.


                                    ARTICLE 3

                             STATEMENTS AND REPORTS

                  SECTION 3.1  Reporting by the Servicer.

                  (a) Monthly Servicer's Certificate. Not later than 3:00 p.m. on each Accounting Date, the Servicer shall transmit the Monthly Servicer's Certificate to the Issuer, the Certificateholder, the Indenture Trustee and the Insurer.

                  (b) Quarterly Servicer's Certificate. Not later than 3:00 p.m. on the fiftieth (50th) day after the end of each of the Servicer's fiscal quarters, the Servicer shall transmit the Quarterly Servicer's Certificate to the Issuer, the Certificateholder, the Indenture Trustee and the Insurer.

                  (c) Termination Notices. The Servicer shall send the Indenture Trustee a copy of any notices of termination sent by the Servicer to any Franchisee.

                  (d) Additional Information. The Servicer shall send to the Indenture Trustee and the Insurer such other information concerning the Franchise Assets as the Indenture Trustee or the Insurer shall reasonably request from time to time as necessary to perform the Indenture Trustee's obligations under the Indenture or the Insurer's obligations under the Insurance Policy.

                  SECTION 3.2  Appointment  of  Independent  Accountant.  Within
sixty (60) days of the Closing Date, the Issuer shall appoint a firm of independent accountants of recognized national reputation and reasonably acceptable to the Indenture Trustee and the Insurer to serve as the independent accountants ("Independent Accountants") for purposes of preparing and delivering the reports required by Section 3.3. It is hereby acknowledged that the accounting firm of Deloitte & Touche LLP is acceptable for purposes of serving as Independent Accountants. The Issuer may not remove the Independent Accountants without first giving 90 days prior written notice to the Independent Accountants, with a copy of such notice also given concurrently to the Indenture Trustee, the Insurer and the Servicer. Upon any resignation by such firm or removal of such firm, the Issuer shall promptly appoint, by Issuer order delivered to the Indenture Trustee, a successor thereto that shall also be a firm of independent accountants of recognized national reputation to serve as the Independent Accountants hereunder. If the Issuer shall fail to appoint a successor to a firm of Independent Accountants which has resigned or been removed within 30 days after the effective date of such resignation or removal, the Controlling Party shall promptly appoint a successor firm of independent accountants of recognized national reputation reasonably satisfactory to the Indenture Trustee to serve as the Independent Accountants hereunder. The fees of such Independent Accountants and its successor shall be payable by the Servicer, and any fees not so paid by the Servicer shall be paid by the Indenture Trustee on behalf of the Servicer, subject to the Indenture Trustee's right of reimbursement therefor pursuant to the Indenture.

                  SECTION 3.3 Annual Accountants' Reports. On or before 120 days after (A) for each fiscal year from the Closing Date through and including fiscal year 2003, each of (i) the end of each fiscal June and (ii) the end of each fiscal year, and (B) for each fiscal year thereafter, the end of each fiscal year, the Servicer shall deliver to the Issuer, the Indenture Trustee, the Insurer and the Rating Agencies a separate report, prepared by the Independent Accountants, to the effect that their examination (i) was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances and (ii) included, if applicable, certain agreed-upon procedures in accordance with standards established by the American Institute of Certified Public Accountants, relating to the servicing of the Franchise Assets based on procedures determined by the Insurer, and if the Insurer is no longer the Controlling Party, the Indenture Trustee, to assist the Controlling Party in determining that such servicing has been conducted in compliance with this Agreement. The nature, scope and design of the procedures, will not constitute an audit made in accordance with generally accepted auditing standards, the objective of which is the issuance of an opinion.

                  SECTION 3.4 Available Information. The Servicer shall make available on behalf of the Issuer the information requested by prospective purchasers necessary to satisfy the requirements of Rule 144A under the 1933 Act and the Investment Company Act of 1940, as amended. For as long as the Notes are outstanding, copies of the following items shall be available to holders and prospective purchasers of Notes upon request to the Servicer:

                  (a) all Monthly Servicer's Certificates and Quarterly Servicer's Certificates delivered to the Indenture Trustee since the initial issuance of the Notes; and

                  (b) All accountants' reports delivered or caused to be delivered by the Servicer to the Indenture Trustee pursuant to this Agreement since the initial issuance of the Notes.

                  Upon request, the Servicer shall make available, upon reasonable advance notice and at the expense of the requesting party, copies of the above items to any direct or beneficial holder of Notes and to prospective transferees of Notes; provided that the Servicer shall require (a) in the case of a direct or beneficial holder of Notes, a confirmation executed by the requesting party generally to the effect that such party is a direct or beneficial holder of Notes, as applicable, is requesting the information solely for use in evaluating such party's investment in the Notes and will otherwise keep such information confidential and (b) in the case of a prospective transferee, the designation of the requesting party as a prospective transferee by a Noteholder and a confirmation executed by the requesting party generally to the effect that such party is a prospective transferee of Notes, is requesting the information solely for use in evaluating a possible investment in Notes, will otherwise keep such information confidential and that such party is eligible to purchase the Notes based on the transfer restrictions set forth in
Section 2.05 of the Indenture.

                                    ARTICLE 4

                                  THE SERVICER

                  SECTION 4.1 Representations and Warranties Concerning the Servicer. The Servicer represents and warrants to the Issuer and the Indenture Trustee, effective as of the Closing Date, as follows:

                  (a) Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing under the laws of the state of its formation and organization, has qualified to do business and is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary and where failure to so qualify would have a material and adverse effect on its ability to perform its obligations hereunder, and has full power, authority and legal right to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement.

                  (b) Power and Authority; No Conflicts. The execution and delivery by the Servicer of this Agreement and its performance of, and compliance with, the terms hereof are within the power of the Servicer and have been duly authorized by all necessary corporate action on the part of the Servicer. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated to be consummated by the Servicer, nor compliance with the provisions hereof, will conflict with or result in a material breach of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Servicer or its properties or the charter or bylaws or other organizational documents and agreements of the Servicer, or any of the provisions of any indenture, mortgage, leases, contract or other instrument to which the Servicer is a party or by which it or its property is bound or result in the creation or imposition of any material lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, leases, contract or other instrument.

                  (c) Consents. Except for registrations as a franchise broker or franchise sales agent as may be required under state franchise statutes and regulations, the Servicer is not required to obtain the consent of any other party or the consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance by the Servicer of this Agreement, or the validity or enforceability of this Agreement against the Servicer.

                  (d) Due Execution and Delivery. This Agreement has been duly executed and delivered by the Servicer and constitutes a legal, valid and binding instrument enforceable against the Servicer in accordance with its terms (subject to applicable Insolvency Laws and to general principles of equity).

                  (e) No Litigation. There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Servicer, threatened against or affecting the Servicer, before or by any court, administrative agency, arbitrator or governmental body with respect to the Servicer or any of the transactions contemplated by this Agreement or the Indenture (i) asserting the illegality, invalidity or unenforceability, or
seeking any  determination  or ruling  that  would   affect  the   legality,
binding   effect, validity  or enforceability  of this Agreement or (ii) which could reasonably be expected to materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or the Servicer's ability to perform its obligations under this Agreement. The Servicer is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the consummation of the transactions or performance by the Servicer contemplated by this Agreement or the Indenture.

                  (f) Due Qualification. Except for registrations as a franchise broker or franchise sales agent as may be required under state franchise statutes and regulations, the Servicer has obtained or made all material licenses, registrations, consents, approvals, waivers and notifications of creditors, lessors and other persons, in each case, in connection with the execution and delivery of this Agreement by the Servicer, and the consummation by the Servicer of all the transactions herein contemplated to be consummated by the Servicer and the performance of its obligations hereunder.

                  (g) No Default. The Servicer is not in default under any agreement, contract, instrument or indenture to which the Servicer is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body, which would have a material adverse effect on the transactions contemplated hereunder; and no event has occurred which with notice or lapse of time or both would constitute such a material default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

                  (h) Taxes. The Servicer has filed or caused to be filed all material tax returns which, to its knowledge, are required to be filed. The Servicer has paid or made adequate provisions for the payment of all taxes shown as due on such returns, and all assessments made against it or any of its property (other than any amount of tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Servicer). The charges, accruals and reserves on the Servicer's books in respect of taxes are, in the Servicer's opinion, adequate.

                  (i) Accuracy of Information. The information contained in the Offering Circular regarding (i) the American Servicer, (ii) the servicing of the Franchise Assets by the American Servicer and (iii) the description of this Agreement therein does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (j) Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement, no steps have been taken by the Servicer to terminate any Pension Plan of the Servicer, and no contribution failure has occurred with respect to any such Pension Plan sufficient to give rise to a lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Servicer or any member of the Controlled Group of any liability, fine or penalty which could reasonably be expected to have a material adverse effect on the Servicer's ability to perform its obligations hereunder. Neither the Servicer nor any member of the Controlled Group has any contingent liability with respect to any post-retirement medical benefits under a Welfare Plan, other than (i) liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA or other applicable continuation of coverage laws or (ii) liabilities for unfunded medical and death benefits for a limited number of retired employees which could not reasonably be expected to have a material adverse effect on the Servicer's ability to perform its obligations under this Agreement.

                  (k)  Environmental Matters.

                       (i) As of the date hereof, the Servicer (A) is in compliance with any and all applicable foreign, federal, state and local laws and regulations, and directives of any Governmental Authority relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) has received and will have in full force and effect all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its businesses and (C) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect on the Servicer.

                       (ii) As of the date hereof there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect on the Servicer.

                  SECTION 4.2 Existence; Status as the Servicer. The Servicer shall keep in full effect its existence, rights and franchises under the laws of the state of its formation and organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability by the Servicer of the Franchise Assets and this Agreement or to perform its obligations hereunder.

                  SECTION 4.3 Performance of Obligations.

                  (a) Performance of Obligations. The Servicer shall punctually perform and observe all of its obligations and agreements contained in this Agreement in accordance with the terms hereof and as contemplated by the Servicing Standard.

                  (b) Limitations of Responsibility of the Servicer. The Servicer will have no responsibility under this Agreement other than to render the services called for hereunder in good faith and consistent with the Servicing Standard. The Servicer, its affiliates, its directors, officers, shareholders and employees will not be liable to the Issuer, the Insurer, the Issuer Trustee, the Indenture Trustee, the Noteholders or others, except by reason of acts constituting willful misconduct or negligence in the performance of its duties hereunder.

                  (c) Right to Receive Instructions. In the event that the Servicer is unable to decide between alternative courses of action, or is unsure as to the application of any provision of this Agreement or any Transaction Document, or any such provision is, in the good faith judgment of the Servicer, ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement or any Transaction Document permits any determination by the Servicer or is silent or is incomplete as to the course of action which the Servicer is required to take with respect to a particular set of facts, the Servicer may give notice (in such form as shall be appropriate under the circumstances) to the Indenture Trustee and the Issuer Trustee requesting instructions in accordance with the Indenture and Trust Agreement and, to the extent that the Servicer shall have acted or refrained from acting in good faith in accordance with any such instructions received from the Indenture Trustee and the Issuer Trustee (except where the Servicer is acting for the Issuer Trustee pursuant to Section 2.4 or the Issuer Trustee is acting at the direction of an Affiliate of the Servicer), the Servicer shall not be liable on account of such action or inaction to any Person. Subject to the Servicing Standard, if the Servicer shall not have received appropriate instructions from both the Indenture Trustee and the Issuer Trustee within ten days of such notice (or within such shorter period of time as may be specified in such notice) the Servicer may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as the Servicer shall deem to be in the best interests of the Indenture Trustee and the Issuer, and the Servicer shall have no liability to any Person for such action or inaction except for the Servicer's own willful misconduct or negligence.

                  (d) No Duties Except as Specified in this Agreement or in Instructions. The Servicer shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, reinvest, dispose of, create, perfect or maintain title to or any security interest in, or otherwise deal with the Trust Estate, to prepare or file any report or other document, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Servicer is a party, except as expressly provided by the terms of this Agreement and consistent with the Servicing Standard, and no implied duties or obligations shall be read into this Agreement against the Servicer. The Servicer nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any valid liens on any part of the Trust Estate which result from valid claims against the Servicer personally that are not related to the ownership or the administration of the Trust Estate (as defined in the Trust Agreement) or the transactions contemplated by the Transaction Documents.

                  (e) No Action Except Under Specified Documents or Instructions. The Servicer shall not manage, control, use, sell, reinvest, dispose of or otherwise deal with any part of the Trust Estate except (1) in accordance with the powers granted to, and the authority conferred upon, the Servicer pursuant to this Agreement, or (2) in accordance with instructions delivered to the Servicer pursuant hereto.

                  (f) Limitations on the Servicer Liability. Subject to the Servicing Standard, and except for the Servicer's own willful misconduct or negligence, the Servicer shall not be personally liable under any circumstances, including, without limitation:

                       (1) for any error of judgment made in the absence of
                           negligence;

                       (2) for any  action  taken or omitted to be taken by the
                           Servicer in good faith in accordance with the instructions of the Indenture Trustee and Issuer Trustee (except where the Servicer is acting for the Issuer Trustee pursuant to Section 2.4 or the Issuer Trustee is acting at the direction of an Affiliate of the Servicer) made in accordance herewith;

                       (3) for any representation, warranty, covenant,
                           agreement or indebtedness of the Issuer under the Notes or any Transaction Document (other than for the performance by the Servicer of the Issuer's duties pursuant to Section 2.4 of this Agreement), or for any other liability or obligation of the Issuer;

                       (4) for or in respect of the validity or sufficiency of
                           this Agreement or for the due execution hereof by any party hereto other than the Servicer, or for the form, character, genuineness, sufficiency, value or validity of any part of the Trust Estate, or for or in respect of the validity or sufficiency of the Transaction Documents; and

                       (5) for any action or inaction of the Indenture Trustee
                           or the performance of, or the supervision of the performance of, any obligation under this Agreement or any Transaction Document that is required to be performed by the Indenture Trustee or the Issuer Trustee (except as performed by the Servicer pursuant to Section 2.4 hereof) under any Transaction Document.

                  (g) No provision of this Agreement (other than the last sentence of paragraph (d) above) shall require the Servicer to expend or risk its personal funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Servicer shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it. Notwithstanding the foregoing, the Servicer shall be obligated to perform its obligations hereunder, consistent with the Servicing Standard, notwithstanding the fact that the Servicer may not be entitled to be reimbursed for all of its expenses incurred in connection with its obligations hereunder as a result of the application of any limit on amounts payable pursuant to the definition of Servicing Fee.

                  (h) Reliance. The Servicer may conclusively rely on, and shall be protected in acting or refraining from acting when doing so, in each case in accordance with any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Servicer may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner or ascertainment of which is not specifically prescribed herein, the Servicer may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or any assistant treasurer or the secretary or any assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Servicer for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (i) Consultations with Third Parties; Advice of Counsel. In the exercise and performance of its duties and obligations hereunder or under any of the Transaction Documents, the Servicer (i) may act directly or through agents (in compliance with Section 4.4(b) and any other requirement hereunder) or attorneys pursuant to agreements entered into with any of them and (ii) may, at the expense of the Servicer, consult with counsel, accountants and other professionals or experts selected and monitored by the Servicer in the absence of negligence, and the Servicer shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other professionals or experts.

                  (j) Independent Contractor. In performing its obligations as servicer hereunder the Servicer acts solely as an independent contractor of the Issuer. Nothing in this Agreement shall, or shall be deemed to, create or constitute any joint venture, partnership, employment, or any other relationship between the Issuer on the one hand, and the Servicer on the other hand, other than the independent contractor contractual relationship established hereby. The Servicer shall not be and shall not be deemed to be liable for any acts or obligations of the Issuer (except as performed or required to be performed by the Servicer pursuant to Section 2.4 hereof), the Insurer or the Indenture Trustee and, without limiting the foregoing, the Servicer shall not be liable under or in connection with the Notes. The Servicer shall not be responsible for any amounts required to be paid by the Indenture Trustee under or pursuant to the Indenture.

                  SECTION 4.4 Merger; Resignation and Assignment.

                  (a) Preservation of Existence. The Servicer may not merge into any corporation or convey, transfer or lease substantially all of its assets, unless and until (i) the Servicer's successor or a new servicer is willing to service the Franchise Assets and enter into a servicing agreement with the Issuer and Indenture Trustee in form and substance substantially similar to this Agreement; (ii) the Controlling Party has consented to such successor in its reasonable discretion and (iii) the Rating Agencies confirm that the selection of such successor or new servicer, in and of itself, will not result in the downgrading of any rating assigned to the Notes by the Rating Agencies. Notwithstanding anything to the contrary contained in this Section 4.4(a), the Servicer shall be permitted to reorganize its corporate form from a corporation to a limited liability company without having to satisfy any of the requirements of the preceding sentence.

                  (b) Resignation; Subservicing. The Servicer may resign or engage any other Person as subservicer to perform the Servicer 's duties hereunder, or assign this Agreement to any other Person; provided that no subservicing arrangement, assignment or resignation shall be effective unless and until (i) it receives the consent of the Controlling Party in its reasonable discretion; (ii) a subservicer or successor servicer selected by the Controlling Party executes and delivers an agreement to perform and observe, or in the case of an assignment, an assumption by such successor entity of the due and punctual performance and observance of, each covenant and condition to be performed or observed by the Servicer under this Agreement; and (iii) the Rating Agencies confirm that such servicing or subservicing agreement, or assignment and assumption by such new servicer, in and of itself, will not result in the downgrading of any rating assigned to the Notes. From and after such effectiveness, the subservicer or successor servicer shall be, to the extent of the subservicing arrangement or assignment, "the Servicer" hereunder. Except as provided in the first sentence of this Section 4.4(b), the Servicer may not assign this Agreement or any of its rights, powers, duties or obligations hereunder.

                  (c) Term of Agreement. Except as provided in Sections 4.4(a) and (b), the duties and obligations of the Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in Section 6.1, and shall survive the exercise by the Issuer or the Indenture Trustee of any right or remedy under this Agreement, or the enforcement by the Issuer, the Indenture Trustee, or any Noteholder of any provision of the Indenture, the Notes or this Agreement.

                  SECTION 4.5 Certain Covenants of the Servicer.

                  (a) Indebtedness. The Servicer shall not incur Indebtedness (including guaranties or pledges of its property) other than (i) trade debt incurred in the ordinary course of business, (ii) debt and contingent liabilities, in existence on the date hereof, (iii) additional debt for working capital or capital improvements and debt incurred in connection with amounts owed to holders of stock options issued pursuant to the Stock Option Plan, in all cases not in excess of $10,000,000 in the aggregate outstanding at any time,
(iv) debt incurred by the Servicer from an Affiliate or a third party in connection with any loans or capital contributions made directly or indirectly to the Issuer to refinance or discharge the Notes in whole or, with respect to any discharge or refinancing of the Notes in part, on a subordinated basis to any debt outstanding to third parties having an enforceable claim against the Servicer (the terms of which subordination shall include an express acknowledgment and agreement that (A) such debt shall not constitute a claim against the Servicer while the assets of the Servicer, available for application to the satisfaction thereof after satisfaction of such other debt to third parties, are insufficient, (B) to the extent such debt does not constitute such a claim, such Affiliate or third party, as the case may be, shall not exercise any legal right or remedy against the Servicer in seeking repayment or recovery of any such amount, and (C) such Affiliate or third party, as the case may be, for so long as the Indenture shall not have been satisfied and discharged, shall not commence, or join any other Person in commencing, any bankruptcy or other insolvency-related proceeding against the Servicer, and (v) debt incurred in connection with any indemnification obligations of the Servicer.

                (b) Business Operations. The Servicer shall not to engage in any business other than (i) the performance of its obligations under this Agreement, (ii) the ownership and/or licensing of Arby's non-United States and non-Canadian intellectual property to existing and future Affiliates and franchisees, (iii) the ownership of existing non-United States and non-Canadian Franchise Assets for a period not exceeding 60 days after the date hereof or the assignment thereof to Arby's Brands, LLC, (iv) the ownership of Arby's Holdings, LLC, (v) the performance of services for future and existing Affiliates (each a "Serviced Affiliate"), pursuant to a written servicing or management services agreement, on an arms-length basis reasonably customary in the restaurant industry; provided that the costs to the Servicer in providing such services, including without limitation, overhead, administrative and employee-related expenses, shall be fairly and reasonably allocated among all such Serviced Affiliates, (vi) the ownership of certain parcels of real property and acting as a landlord in connection therewith as of the date hereof, (vii) the performance of certain back-office support services to the Canadian Servicer in connection with the Canadian Servicer's servicing of the Issuer's Franchise Assets located in Canada and (viii) acting as "subfranchisor" of the Issuer in the State of California.

                (c)  Maintenance of Separateness. Arby's covenants that:

                     (i) the books and records of each Subsidiary and Serviced Affiliate will be maintained separately from those of Arby's and its Subsidiaries;

                     (ii) all financial statements of Arby's and its other Affiliates that are consolidated to include any Subsidiary or Arby's and any Serviced Affiliate will contain detailed notes clearly stating that (A) all of such Subsidiary's or Serviced Affiliate's respective assets are owned by such Subsidiary or Serviced Affiliate, as the case may be, and (B) such Subsidiary and any Serviced Affiliate is a separate entity and, if applicable, that the respective assets of such Subsidiary or Serviced Affiliate is subject to the claims of its respective creditors;

                     (iii) Arby's will observe (and shall cause each of its Subsidiaries to observe) corporate formalities in dealing with each Subsidiary and Serviced Affiliate;

                     (iv) Arby's shall not (and shall not permit any of its Subsidiaries to) commingle its funds with any funds of any Subsidiary or Serviced Affiliate; provided, that the foregoing shall not prohibit Arby's or the Canadian Servicer from holding funds of a Subsidiary or Serviced Affiliate in their respective capacity as Servicer or Canadian Servicer for such entity in a segregated account identified for such purpose;

                     (v) Arby's will (and shall cause each of its Subsidiaries to) maintain arm's length relationships with each Subsidiary and Serviced Affiliate, and Arby's and each of its Subsidiaries will be compensated at market rates for any services it renders or otherwise furnishes to any Subsidiary or Serviced Affiliate, provided that the foregoing shall not apply to dealings solely as among any Subsidiaries other than Holdings, the Certificateholder, the Issuer and IP Holder and any Serviced Affiliates which do not involve any of Arby's, Holdings, the Certificateholder, the Issuer or IP Holder;

                     (vi) Arby's will not be, and will not hold itself out to be, responsible for the debts of any Subsidiary or Serviced Affiliate or the decisions or actions in respect of the daily business and affairs of any Subsidiary or Serviced Affiliate (other than (i) in its capacity as Servicer, licensor or servicer to a Serviced Affiliate, including, in each case, without limitation, any indemnification obligation in connection therewith and (ii) any indemnification obligation related to or in connection with the Transaction Documents); and Arby's will not knowingly permit any Subsidiary or Serviced Affiliate to hold Arby's out as responsible for the debts of any Subsidiary or Serviced Affiliate or the decisions or actions in respect of the daily business and affairs of any Subsidiary or Serviced Affiliate (other than, in its capacity as Servicer, licensor or servicer to a Serviced Affiliate, including, in each case, without limitation, any indemnification obligation in connection therewith and (ii) any indemnification obligation related to or in connection with the Transaction Documents); and

                     (vii) Upon an Authorized Officer obtaining actual knowledge that any of the foregoing provisions in this Section 4.5(c) have been breached or violated in any material respect, Arby's will take such actions as may be reasonable and appropriate under the circumstances to correct and remedy such breach or violation as soon as reasonably practicable under such circumstances.

                                    ARTICLE 5

                                     DEFAULT

                  SECTION 5.1  Servicer Termination Events.

                  (a) Servicer Termination Events. Any of the following acts or occurrences shall constitute a Servicer Termination Event by the Servicer under this Agreement, the assertion as to the occurrence of which may be made, and notice of which may be given, by any of the Issuer, the Indenture Trustee or the Controlling Party (other than in the case of clause (xi) below, the assertion of which may only be made by the Controlling Party), provided that in the case of any such assertion made and/or notice given by either the Indenture Trustee or the Controlling Party as to the existence of a Servicer Termination Event (or the assertion and/or notice of an act or occurrence which, with the lapse of any time period specified below would constitute a Servicer Termination Event), any waiver or consent, or purported waiver or consent, given by the Issuer to the Servicer (whether before or after any such assertion made and/or notice given by either the Indenture Trustee or the Controlling Party) with respect to such Servicer Termination Event (or with respect to any provision of this Agreement or the underlying factual circumstances relating thereto) shall be of no force or effect:

                         (i) any failure by the Servicer to remit to the Lock-Box Accounts, within three Business Days of the receipt thereof, any payments received by it in respect of the Franchise Assets;

                         (ii) any failure by the Servicer to provide to the Indenture Trustee a Monthly Servicer's Certificate or a Quarterly Servicer's Certificate within two Business Days of its due date, or with respect to any other required report, within 30 days of its due date;

                         (iii) a default by the Servicer in the due observance of the provisions of the Servicing Agreement regarding preservation of the Servicer's existence;

                          (iv) the default by the Servicer in the due performance and observance of any other provision of the Servicing Agreement and the continuation of such default uncured for a period of 30 days after it has been notified by the Indenture Trustee of, or otherwise obtained knowledge of, such default, provided, however, as long as the Servicer is diligently attempting to cure such default, such cure period shall be extended by an additional period as may be required to cure such default but in no event by more than an additional 30 days;

                           (v) any representation, warranty or statement of the Servicer made in the Servicing Agreement or by the Servicer in its capacity as Servicer in any certificate, report or other writing delivered pursuant thereto will prove to be incorrect in any material respect as of the time when the same will have been made or deemed to have been made or as of any other date specified in this Agreement ("breach"), provided, that if any such breach is capable of being remedied within 30 days of the Servicer's knowledge of such breach or receipt of notice thereof, then a Servicer Termination Event shall occur under this clause (v) as a result of such breach if it is not cured in all material respects by the end of such 30-day period;

                           (vi) the Servicer makes an assignment for the benefit of creditors or generally fails to pay its debts as such debts become due;

                           (vii) the Servicer's petition or application to any tribunal for, or its consent to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Servicer, or of any substantial part of the assets of the Servicer, or the Servicer's commencement of a voluntary case under the Insolvency Law of the United States or any proceedings relating to the Servicer under the Insolvency Law of any other jurisdiction;

                           (viii) any petition or application referred to in clause (vi) is filed, or any proceedings referred to in clause (vi) are commenced, against the Servicer and the Servicer by any act indicates its approval thereof, consent thereto or acquiescence therein, or any order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings and such order, judgment or decree remains unstayed and in effect for more than 60 days;

                           (ix) any final, non-appealable order, judgment or decree is entered in any proceedings against the Servicer by a court of competent jurisdiction decreeing the dissolution of the Servicer and such order, judgment or decree remains unstayed and in effect for more than ten days;

                           (x)   a final non-appealable judgment for an
         amount in excess of $10,000,000 (exclusive of any portion thereof which is insured) is rendered against the Servicer by a court of competent jurisdiction and is not paid or discharged within ten days;

                           (xi) (a) the Servicer shall fail to comply with the Servicing Standard in the judgment of the Controlling Party, exercised in a reasonable manner and (b) such failure could reasonably be expected to have a Material Adverse Effect on the Trust Estate (not taking into account the benefits of the Policy), as determined in good faith by the Controlling Party;

                           (xii) the Debt Service Coverage Ratio is less than or equal to 1.10x; and

                           (xiii) an Event of Default under the Indenture has been declared and is continuing.

                  (b) Remedies. Upon the occurrence and continuance of any Servicer Termination Event, the Controlling Party may, or the Issuer or the Indenture Trustee may, with the consent, or at the direction, of the Controlling Party, by notice given to the Servicer (with copies to whichever of the Controlling Party, the Issuer or the Indenture Trustee has not given notice to the Servicer), terminate all of the rights and powers of the Servicer under this Agreement, including without limitation all rights of the Servicer to receive the servicing compensation provided for in Section 2.5 or any expense reimbursement hereunder, other than to the extent accrued prior to such termination and not previously paid. Upon any termination or the giving of the notice referred to in the preceding sentences, all rights, powers, duties and responsibilities of the Servicer under this Agreement, whether with respect to the related Franchise Documents, Collection Account, any Servicing Fee or otherwise shall vest in and be assumed by a new servicer as provided in Section 13.11 of the Indenture. From and during the continuation of a Servicer Termination Event, the Controlling Party is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Franchisees deemed necessary or advisable by the Controlling Party), and to do or accomplish all other acts or things necessary or appropriate, to effect such vesting and assumption.

                 (c) Notice of Servicer Termination Event. Promptly after the Indenture Trustee shall have notice of the occurrence of any Servicer
Termination Event, the Indenture Trustee shall transmit by mail to all Noteholders, the Certificateholder, the Insurer and the Rating Agencies notice of such Servicer Termination Event.

                  SECTION 5.2 No Effect on Other Parties. Upon any termination of the rights and powers of the Servicer from time to time pursuant to Section
5.1 or upon any appointment of a successor to the Servicer, all the rights, powers, duties and obligations of the Issuer or the Indenture Trustee under this Agreement or under the Indenture shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided in this Agreement or in the Indenture.

                  SECTION 5.3 Rights Cumulative. All rights and remedies from time to time conferred upon or reserved to the Issuer, the Indenture Trustee, the Insurer, Certificateholder or the Noteholders or to any or all of the foregoing are cumulative, and none is intended to be exclusive of another or any other right or remedy which they may have at law or in equity. Except as otherwise expressly provided herein, no delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

                                    ARTICLE 6

                            MISCELLANEOUS PROVISIONS

                  SECTION 6.1 Termination of Agreement. The respective duties and obligations of the Servicer and the Issuer created by this Agreement shall terminate upon the earliest to occur of (i) a Servicer Termination Event and
(ii) the latest to occur of (x) the final payment or other liquidation of the last outstanding Franchise Asset included in the Trust Estate and (y) the satisfaction and discharge of the Indenture pursuant to Article Four of the Indenture. Upon termination of this Agreement pursuant to this Section 6.1, the Servicer shall pay over to the Issuer or any other Person entitled thereto all monies received from Franchisees and held by the Servicer. The provisions of
Section 2.7 shall survive the termination of this Agreement.

                  SECTION 6.2  Amendment.

                  (a) This Agreement may only be amended from time to time in writing by the Issuer, the Servicer and the Indenture Trustee.

                  (b) Promptly after the execution of any amendment, the Servicer shall send to the Indenture Trustee and the Insurer a conformed copy of such amendment, but the failure to do so will not impair or affect its validity.

                  (c) Any amendment or modification effected contrary to the provisions of this Section 6.2 shall be void.

                  SECTION 6.3 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of law provisions thereof.

                  In executing and delivering any amendment or modification to this Servicing Agreement, the Indenture Trustee shall be entitled to an opinion of counsel stating that: (i) such amendment is authorized pursuant to the Servicing Agreement and complies therewith; (ii) such amendment shall not adversely affect the interests of the Noteholders in any material respect; and
(iii) all conditions precedent to the execution, delivery and performance of such amendment shall have been satisfied in full. The Indenture Trustee may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.

                  SECTION 6.4 Notices. All notices, requests or other communications desired or required to be given under this Agreement shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy or other facsimile transmission (following with hard copies to be sent by national prepaid overnight delivery service) or (d) personal delivery with receipt acknowledged in writing, as follows:

                                    (1)     if to the Servicer:

                                            Arby's, Inc.
                                            1000 Corporate Drive
                                            Ft. Lauderdale, Florida 33334-3651
                                            Attention:  General Counsel
                                            Facsimile:  (954) 351-5619;

                                            copy to:

                                            Triarc Companies, Inc.
                                            280 Park Avenue
                                            New York, New York  10017
                                            Attention:  General Counsel
                                            Facsimile: (212) 451-3216

                                    (2)     if to the Issuer:

                                            Arby's Franchise Trust
                                            1000 Corporate Drive
                                            Ft. Lauderdale, Florida 33334-3651
                                            Attention:  General Counsel
                                            Facsimile:  (954) 351-5619;

                                    (3)     if to the Indenture Trustee;

                                            BNY Midwest Trust Company,
                                            a Bank of New York Company
                                            2 North LaSalle, Suite 1020
                                            Chicago, Illinois 60602
                                            Attention:  Indenture Trust
                                                        Administration; and

                                    (4)     if to the Insurer:

                                            Ambac Assurance Corporation
                                            One State Street Plaza
                                            New York, New York 10004
                                            Attention:  Risk Management
                                                        Structured Finance
                                                        and Credit Derivatives
                                            Arby's Franchise Trust 7.44% Fixed
                                            Rate Insured Notes due
                                            December 20, 2020
                                            Facsimile:  (212) 797-5725

Any of the persons in subclauses (1) through (4) above may change its address for notices hereunder by giving notice of such change to the other persons. Any change of address of a Noteholder shown on a Note Register shall, after the date of such change, be effective to change the address for such Noteholder hereunder. All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer or manager of the Person entitled to receive such notices and demands at the address of such person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be.

                  SECTION 6.5 Severability of Provisions. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions, the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect.

                  SECTION 6.6 Delivery Dates. If the due date of any notice, certificate or report required to be delivered by the Servicer hereunder falls on a day that is not a Business Day, the due date for such notice, certificate or report shall be automatically extended to the next succeeding day that is a Business Day.

                  SECTION 6.7 Binding Effect; Limited Rights of Others. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, provided, however, the provisions of this Agreement that inure directly or indirectly to the benefit of the Insurer and the Indenture Trustee shall be expressly limited to Sections 2.5, 2.7, 5.1 and 5.3 hereof and the provision of this Agreement that inures to the benefit of the Principal Reinsurer shall be expressly limited to
Section 2.7 hereof, and the right of the Indenture Trustee or the Insurer, as the case may be, to receive any notice or provide or withhold any consent specifically intended by this Agreement for the benefit of each such party. Except as provided in the preceding sentence, nothing in this Agreement expressed or implied, shall be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, agreements, representations or provisions contained herein.

                  SECTION 6.8 Limitation of Liability of Wilmington Trust Company and the Certificateholder. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Issuer, a special purpose Delaware business trust created under the Trust Agreement, in the exercise of the powers and authority conferred on, and vested in, it (b) the representations, undertakings and agreements herein made on the part of the Issuer are made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company or the Certificateholder but are made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, or the Certificateholder, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, and (d) under no circumstances shall Wilmington Trust Company or the Certificateholder be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement.

                  SECTION 6.9 Article and Section Headings. The Article and Section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  SECTION 6.10 Concerning the Indenture Trustee. In acting under this Agreement, the Indenture Trustee shall be afforded the rights, privileges, immunities and indemnities set forth in the Indenture as if fully set forth herein.

                  SECTION 6.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

               [Remainder of this page intentionally left blank.]


                  IN WITNESS WHEREOF, the parties hereto have caused this Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    ARBY'S FRANCHISE TRUST

                                    By:  Wilmington Trust Company, not in its
                                         individual capacity but solely as
                                         Issuer Trustee

                                    By:  W. CHRIS SPONENBERG
                                        ------------------------------------
                                         Name: W. Chris Sponenberg
                                         Title: Assistant Vice President

                                    ARBY'S, INC.


                                    By:  CURTIS S. GIMSON
                                          ----------------------------------
                                          Name: Curtis S. Gimson
                                          Title: Senior Vice President


                                    BNY MIDWEST TRUST COMPANY, A BANK OF
                                    NEW   YORK   COMPANY,   not  in  its
                                    individual  capacity  but  solely as
                                    Indenture Trustee

                                    By:   MEGAN CARMODY
                                          ---------------------------------
                                          Name: Megan Carmody
                                          Title: Assistant Vice President

                                    EXHIBIT A

                             DUTIES OF THE SERVICER


Pre-Opening Services.


                  Prior to the opening of an Arby's(R) branded Restaurant located in the United States, the Servicer will:

                  (A)  (i)  Designate a geographical area in which the
                            prospective Franchisee may select a proposed
                            Restaurant location for approval;

                       (ii) Offer counseling and advice in Restaurant site
                            selection;

                       (iii) Review and accept or reject the proposed site;

                       (iv) Provide a brief overview of the System and the
                            administrative and corporate support provided by the Servicer; and

                       (v) Provide an operational training program conducted at a certified training location.

                  (B) with respect to Arby's(R) branded Restaurants located in the United States and Canada:

                           (i) Provide generic plans for the approved building, including specifications for equipment, fixtures, furnishings and signs, and review for approval or rejection the proposed building and equipment plans;

                           (ii) On behalf of the Issuer, arrange for the Issuer to execute and deliver a Franchise Agreement to the proposed Franchisee upon payment of all required fees and performance of all required obligations by the proposed Franchisee;

                           (iii) Provide specifications and names of approved suppliers for opening inventory, supplies and related materials;



Post-Opening Services.

                  Following the opening of an Arby's(R) branded Restaurant located in the United States by a Franchisee, the Servicer will provide to such Franchisee a copy of the Arby's Operating Standards Manual and supplementary materials, as issued and revised from time to time by the Servicer. The Servicer also will consider for approval new specifications and suppliers as requested by Franchisees from time to time.

Other Functions To Be Performed by the Franchisor Under the Servicing Agreement.

                  The Servicer has agreed to perform the following services, subject to the Servicing Standard, that are not required by the Franchise Agreements, but that are essential functions for any company engaged in operating a franchise business. These functions include:

                  (A) With respect to Franchise Agreements related to Arby's(R) branded Restaurants located in the United States and Canada:

                           (i) Fulfilling the obligations of the Issuer in its capacity as Licensee under the License Agreement.

                           (ii) Preparation and filing of Franchise Offering Circulars to comply with applicable federal and state laws;

                           (iii) Preparation of Franchise Agreements and appropriate documentation of franchise transfers, terminations, renewals, site relocations and ownership changes;

                           (iv) Providing legal services with respect to the enforcement of the Franchise Agreements, MDAs and LOAs of the Issuer;

                           (v) Providing accounting and financial reporting services;

                           (vi) Providing quality control services with respect to the promulgation and maintenance of standards for food, equipment, suppliers and distributors;

                           (vii) Providing legal services with respect to the protection of trademarks used by the Issuer in its franchise business;

                           (viii) Assisting the Issuer in complying with franchise industry-specific government regulation and applicable laws; and

                           (ix) Providing notice as specified in Sections 7 and 12 of the License Agreement, on behalf of the Issuer in its capacity as Licensee under the License Agreement, to the IP Holder, in its capacity as Licensor under the License Agreement, upon obtaining actual knowledge of a breach by the IP Holder of its obligations under Sections 7 and 12 of the License Agreement.

                  (B) With respect to Franchise Agreements related to Arby's(R) branded Restaurants located in the United
                           States:

                           (i)      Monitoring industry conditions;

                           (ii) Formulating a strategy for the System and utilizing commercially reasonable efforts to implement such strategy;

                           (iii) Supporting the development of new products and increased brand awareness; and

                           (iv) Using commercially reasonable efforts to expand the System on a profitable basis.